UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 28, 2009
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 28, 2009, Stone Energy Corporation, a Delaware corporation (“Stone”), entered into an Amendment No. 1 (the “Agreement”) to the Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of August 28, 2008. On August 28, 2008, Stone entered into the Credit Agreement totaling $700 million, maturing July 1, 2011, with a syndicate of banks. As of August 28, 2008, the Credit Agreement is guaranteed by Stone Energy Offshore, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Stone (“Stone Offshore”). Stone Offshore reaffirmed its guarantee of the obligations as amended by this Agreement. The borrowing base under the credit facility has been unanimously approved by Stone’s bank group at $425 million as of April 29, 2009. In connection with this redetermination, the Agreement increases Stone’s borrowing base grid by 75 basis points in respect of Libor rate advances, by a range of 125 to 150 basis points in respect of base rate advances and by a range of 0 to 12.5 basis points in respect of commitment fees payable under the Credit Agreement. As of April 29, 2009, Stone had $356 million in borrowings outstanding under the credit facility and $69 million in letters of credit had been issued pursuant to the facility. Although this leaves no availability on the facility, Stone’s current cash position is $90 million. Stone has been and remains in compliance with all of the financial covenants under the credit facility and the next borrowing base redetermination is expected by November 1, 2009.
     Stone’s bank group includes Bank of America, N.A. as administrative agent; BNP Paribas, Natixis, and the Bank of Nova Scotia as syndication agents; Capital One, N.A. and Toronto Dominion LLC as documentation agents; and Allied Irish Banks p.l.c., Barclays Bank PLC, Regions Bank, U.S. Bank, Whitney National Bank, JPMorgan Chase Bank, N.A. and Sumitomo Mitsui Banking Corporation as participating banks.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference. In addition, the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
     On April 29, 2009, we issued a press release announcing the redetermination of our borrowing base. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

10.1	Amendment No.1, dated as of April 28, 2009, to the Second Amended and Restated Credit Agreement dated as of August 28, 2008, among Stone Energy Corporation, Stone Energy Offshore, L.L.C. and the financial institutions named therein.

99.1	Press release dated April 29, 2009, “Stone Energy Corporation Announces Borrowing Base Redetermination”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: April 30, 2009	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No.1, dated as of April 28, 2009, to the Second Amended and Restated Credit Agreement dated as of August 28, 2008, among Stone Energy Corporation, Stone Energy Offshore, L.L.C. and the financial institutions named therein.

99.1	Press release dated April 29, 2009, “Stone Energy Corporation Announces Borrowing Base Redetermination”.